Exhibit 10.15

EXECUTION VERSION

CERTAIN PORTIONS OF THE EXHIBIT THAT ARE NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL HAVE BEEN REDACTED PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K. [****] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT TO LOAN NOTE PURCHASE AGREEMENT

This AMENDMENT TO LOAN NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of 21 December, 2022 by and among COMPAREASIA GROUP CAPITAL LIMITED, an exempted company duly incorporated under the laws of Cayman Islands with registration number 291749 (the “Company”), PCCW MEDIA INTERNATIONAL LIMITED as lead subscriber (the “Lead Subscriber”), ENTERPRISE INNOVATION HOLDINGS LIMITED as original additional purchaser (the “Original Additional Purchaser”, and collectively with the Lead Subscriber, the “Original Purchasers”) and the persons and entities named on the Amended Schedule of Purchasers attached hereto (individually, an “Additional Purchaser” and collectively with the Original Purchasers, the “Purchasers”).

WHEREAS the Company and the Original Purchasers have entered into the Original Note Purchase Agreement (as defined below).

WHEREAS the Company and the Lead Subscriber wish to amend the Original Note Purchase Agreement to, among other things, increase the principal amount of all Notes issued thereunder.

NOW THEREFORE, in consideration of the foregoing, the Company and each Purchaser, intending to be legally bound, hereby agree as follows:

1	DEFINITIONS AND INTERPRETATION

1.1

Definitions. Terms defined in the Original Note Purchase Agreement (including by way of incorporation) have, unless expressly defined in this Agreement, the same meaning when used in this Agreement, except that references therein to “this Agreement” will be construed as references to the Original Note Purchase Agreement as amended by this Agreement.

In this Agreement:

Effective Date: means the date of this Agreement.

Original Note Purchase Agreement: means the original note purchase agreement dated October 14, 2022 between the Company, the Lead Subscriber and the Original Additional Purchaser as noteholders, as amended and/or restated from time to time.

Party: means a party to this Agreement.

2	AMENDMENTS AND ACCESSION

2.1

Amendments. The Parties agree that the Original Loan Note Agreement shall, with effect from the Effective Date, be amended and supplemented and be read, construed and interpreted throughout as if or so that:

(a)	the following definitions in clause 1 (Definitions) shall be deleted in their entirety and are substituted therefor as follows respectively:

“ Warrant (Class C): the warrants of the Company exercisable into, in aggregate, up to [****] Class C Ordinary Shares as constituted by the Warrant (Class C) Instrument, and issued at nil consideration with the benefit of, and subject to, the terms and conditions set out therein.

Warrant (Class C) Instrument: the instrument executed by the Company to constitute the Warrants (Class C), as amended and/or restated from time to time.”;

(b)	clause 3.2(a) of the Original Note Purchase Agreement shall be deleted in its entirety and is substituted therefor as follows:

“(a) After the Initial Closing Date and on or before 31 December 2022 (or such other date as may be agreed between the Company and the Lead Subscriber in writing), the Company shall sell, and the Purchasers named in the table under the heading “Second Closing” in the Schedule of Purchasers attached to this Agreement (the “Additional Purchasers”) shall purchase, Notes at a second closing (the “Second Closing” and, together with the Initial Closing, each, a “Closing”) to be held on such date as may be mutually agreed upon by the Company and the Lead Subscriber (the “Second Closing Date” and, collectively with the Initial Closing Date, the “Closing Dates”); provided, however, that the aggregate original principal amount of all Notes issued pursuant to this Agreement (for the avoidance of doubt, including the Notes issued in the Initial Closing) immediately after the Second Closing Date shall not exceed Twenty Three Million US Dollars (US$ 23,000,000). All such sales made at the Second Closing shall be made on the terms and conditions set forth in this Agreement; provided, however, that the representations and warranties of the Additional Purchasers in Section 5 hereof shall speak as of such Second Closing Date. This Agreement, including without limitation, the Schedule of Purchasers attached to this Agreement, may be amended by the Company without the consent of the Purchasers (but with the consent of the Lead Subscriber) strictly for the purpose of including any Additional Purchasers to accede as a party to this Agreement, such accession to take effect upon the execution by such Additional Purchasers of a counterpart signature page hereto.”;

(c)	paragraph (iii) of clause 4.2(a) of the Original Note Purchase Agreement shall be deleted in its entirety and is substituted therefor as follows:

“…(iii) The authorized capitalization of the Company upon Second Closing is as shown in Part C of Exhibit C hereto and accurately sets out the number and type of equity securities of the Company owned by each holder of equity securities immediately after the Second Closing.”;

(d)

the table under the heading “Second Closing” in the Schedule of Purchasers attached to the Original Note Purchase Agreement shall be deleted in its entirety and is substituted therefor by the Amended Schedule of Purchases attached hereto; and

(e)	the table under Part C of Exhibit C to the Original Note Purchase Agreement shall be deleted in its entirety and is substituted therefor by Part C of Exhibit C attached hereto.

2.2

Accession. Each of the Additional Purchasers accedes to the Original Note Purchase Agreement as an Additional Purchaser and shall benefit from and be bound by the terms of the Original Note Purchase Agreement as if it had been an original party to the Original Note Purchase Agreement.

2.3	Continuation. The Parties agree that:

(a)	on and from the Effective Date, the Original Note Purchase Agreement and this Agreement shall be read and construed as one document.

(b)	except as otherwise provided in this Agreement, the Original Note Purchase Agreement shall remain in full force and effect.

(c)

on and from the Effective Date, references in the Original Note Purchase Agreement to “this Agreement”, “hereunder”, “herein” and like terms or to any provision of the Original Note Purchase Agreement shall be construed as a reference to this Agreement, or a provision of this Agreement, as applicable.

3	MISCELLANEOUS

3.1

Incorporation. The provisions of clauses 6.1 (Confidentiality) to 6.5 (Binding Agreement), 6.8 (Titles and Subtitles) to 6.12 (Delays or Omissions) and 6.14 (Severability) of the Original Note Purchase Agreement shall apply to this Agreement as though they were set out in full in this Agreement, except that references therein to “this Agreement” will be construed as references to this Agreement.

3.2

Governing Law and Jurisdiction. (a) This Agreement and any dispute or claim arising out of or in connection with it or its subject matter shall be governed by, and construed in accordance with, the laws of Hong Kong. (b) Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it shall be finally resolved by arbitration administered by the Hong Kong International Arbitration Centre (“HKIAC”) under the HKIAC Administered Arbitration Rules in force when the Notice of Arbitration is submitted. The law of this arbitration clause shall be that is stated in clause 3.2(a) above. The seat of this arbitration shall be Hong Kong. The number of arbitrators shall be three. The arbitration proceedings shall be conducted in English. Notwithstanding the foregoing, nothing in this clause shall prevent any party seeking any interim or interlocutory relief in aid of any arbitration or in connection with enforcement proceedings from any court of competent jurisdiction.

3.3	Counterparts. This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Loan Note Purchase Agreement as of the date first written above.

COMPANY:

COMPAREASIA GROUP CAPITAL LIMITED:

By:	/s/ Shaun Kraft
Name:	SHAUN KRAFT
Title:	CFO/COO AND AUTHORISED SIGNATORY

Address:

[****]

LEAD SUBSCRIBER:

/s/ [****]
PCCW Media International Limited

By:
Name:	[****]
Title:	Authorized Signatory

ORIGINAL ADDITIONAL PURCHASER:

Enterprise Innovation Holdings Limited

By:	/s/ [****]
Name:	[****]
Title:	Director

ADDITIONAL PURCHASER:

[****]

By:
Name:
Title: